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                                                                      Exhibit 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 of Pamrapo Bancorp, Inc. (the "Company") of our report dated February 4, 2004, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                                                  /s/Radics & Co., LLC

March 11, 2004
Pine Brook, New Jersey